Fees Summary	Aug. 12, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 22,463,938.48
Previously Paid Amount	0.00
Total Fee Amount	3,439.23
Total Offset Amount	0.00
Net Fee	$ 3,439.23